SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 26, 2004
                                                         -----------------


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Maryland                          1-12386                13-3717318
       --------                          -------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
   of incorporation)                     Number)            Identification No.)


              One Penn Plaza, Suite 4015, New York, New York 10119
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

        On February 26, 2004, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Trust"), entered into an Underwriting Agreement, dated as of February 26, 2004 (the "Underwriting Agreement"), between Wachovia Capital Markets, LLC ("Wachovia"), on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P. ("LCIF I"), Lepercq Corporate Income Fund II L.P. ("LCIF II") and Net 3 Acquisition L.P. ("Net 3"), on the other, with respect to the offering by the Trust (the "Offering") of 6,000,000 shares ("Offered Shares") of the Trust's common shares of beneficial interest, par value $0.0001 per share ("Common Shares"), and up to an additional 900,000 Common Shares ("Option Shares") which may be issued and sold pursuant to the Underwriter's over-allotment option, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109393) (the "Registration Statement") as amended and supplemented by a prospectus supplement dated February 26, 2004. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

        On February 27, 2004, the Trust issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

        On March 1, 2004, Piper Rudnick LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. A copy of the legality opinion is attached as Exhibit 5.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) not applicable

        (b) not applicable

        (c) Exhibits

               1.1 Underwriting Agreement, dated as of February 26, 2004, between Wachovia Capital Markets, LLC, on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other.

               5.1    Opinion of Piper Rudnick LLP.

               23.1 Consent of Piper Rudnick LLP (included as part of Exhibit 5.1).

               99.1   Press Release dated February 27, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: Lexington Corporate Properties Trust

March 1, 2004                           By:/s/ Patrick Carroll
                                           ------------------------------------
                                           Patrick Carroll
                                           Chief Financial Officer